UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item 1. Report to Stockholders.

Capital Advisors
growth fund

Semi-Annual Report

June 30, 2010

CAPITAL ADVISORS GROWTH FUND

August 13, 2010

Dear Shareholder,

The primary market indicators we follow to give us insight into the “market climate” are suggesting a directionless market in the near-term.  The first two metrics – moving average and credit spreads – are most relevant to the short-term condition of the stock market.  The third metric – valuation – is a better marker for longer-term expectations.

Moving averages measure the trend in the stock market.  U.S. stocks have been fluctuating on both sides of their moving average since May, indicating a market that may be stuck in a trading range between about 10,000 and 12,000 on the Dow.

Credit spreads in the bond market (i.e. the difference, or “spread,” between the yield on lower quality corporate bonds and 10-year U.S. Treasury Notes) serve as an effective proxy for risk in the asset markets.  While credit spreads increased somewhat between May and July, the overall level of spreads has remained consistent with a healthy stock market environment.

The primary valuation indicator we track in the stock market is the “cyclically adjusted price to earnings ratio,” or “CAPE,” which was 19.78 as of the end of July (source: Robert J. Shiller).  This indicator has continued to place the valuation of the stock market within its most expensive quartile from a historical perspective, implying a negative reversion-to-the-mean might be in order over the next several years.  However, with inflation and interest rates at historically low levels today we are less concerned with the recent level of the CAPE than we might be in a higher interest rate environment.

GLOBAL ECONOMIC RECOVERY SHOWING SIGNS OF FATIGUE

Over the last 12-months we have witnessed a slowly improving trend in key economic indicators which combined with benign inflation and ultra-accommodative monetary and fiscal policy has provided an attractive backdrop for equities.  However, the recovery we have experienced over the last 12-months would be considered lackluster when compared to other post World War II recoveries.  Recently, a number of key economic indicators have stalled out or declined, including retails sales, durable goods, consumer confidence and a weakening US index of leading economic indicators.

We believe the recent deceleration in the economic data is just that…a deceleration…not the onset of a “double-dip” recession.  With companies having just reported another very strong quarter of corporate earnings throughout July and August, and liquidity on corporate balance sheets sitting at historically high levels, we do not expect another round of layoffs for the foreseeable future, even if the economy remains sluggish.  While we

CAPITAL ADVISORS GROWTH FUND

are not optimistic that recently elevated unemployment levels might improve materially, we do not expect the employment situation to deteriorate further, which implies a low probability for a double-dip recession over the next few quarters.

Economists at Deutsche Bank recently analyzed the feared “double-dip recession” and found these occurrences are extremely rare historically. Their research found there have been three double-dip recessions in the last 160 years in the U.S. economy: two double dips occurred in the early 1900s and the third was in the early 1980s when Fed Chairman Paul Volcker took interest rates to choking levels to control excessive money and credit creation and tame runaway inflation.  These actions resulted in a sharp, but short-lived recession. While we believe the probability for another sharp decline is low, we continue to expect the economy to show weak growth for some time to come as the fiscal and monetary stimulus fades in the remainder of 2010.

Developments out of Europe and China will be closely monitored over the remainder of the year.  We believe the central underpinning for the stock market correction in May and June was the realization that Greece’s ability to roll-over existing debt at low interest rates had been greatly compromised by excessive debt, unsustainable government spending and a weak economy.  Several countries in the euro zone could face solvency concerns in the coming years which could negatively impact the financial system worldwide.

Today the entire euro zone is attempting structural reforms by implementing severe austerity measures to bring their fiscal positions back toward sustainability.  The region seems likely to endure weaker economic growth for several years to come as a consequence.  While these measures seem to have calmed markets in the near-term, we will be watching closely to see if further stresses related to debt issuance, rising interest rates, or lower-than-expected economic growth from the European region rattle global markets.  We stand ready to reduce risk in the Fund if the global financial markets begin to riot at any point in the future.  We believe the ultimate outcome will take years to play out, and we expect a handful of European nations may be forced to restructure national debts before the de-leveraging process is complete.

Concerns in China over the last several months have revolved around quite the opposite problem plaguing both Europe and the United States, which is fear the Chinese economy might be overheating. The Chinese government’s effective stimulus plan and low interest rates in 2009 rekindled growth in that region as evidenced by the close to 12% economic growth witnessed in the first quarter of 2010. This sparked concerns by investors that rampant credit growth and excessive liquidity may lead to overheating in the real estate and stock markets.  The government responded by tightening credit through increasing reserve requirements and ordering banks to dramatically cut back on lending.

CAPITAL ADVISORS GROWTH FUND

Currently, the debate is centered on the possible impact of these policy measures on global growth. Should economic growth slow dramatically in China we might see downward revisions to global growth expectations.  China’s economy is still very dependent on exports, and with economic growth in Europe and the US slowing and fiscal stimulus around the globe on the decline we would expect China’s rapid growth to stall to some degree.

Ultimately, we believe we may be witnessing the beginning of a transition in the structure of the global economy which may play out over several decades.  Growth in the US needs to migrate toward exports, investments and savings, and away from consumption, housing and debt.  The days of excessive credit expansion and consumption which have driven the economy over the last quarter century are likely past.  Going forward, Americans will need to save more while consumers in countries like China need to spend more.

Unfortunately, these changes may not happen overnight, and the rebalancing process could be disruptive to the financial markets at times.  Ultimately, the transition should lead to healthier global economic growth.  The greatest threat to this much needed transition may be government policy mistakes (i.e. tax policy, subsidies, protectionism).  We will be watching these developments closely.

IMPLICATIONS FOR INVESTMENT STRATEGY…

We continue to believe that below-average returns in the stock market over the next several years would be consistent with both economic theory and empirical evidence from 125-years of market history.  The probability of another financial crisis or double-dip recession seems low as our financial system appears stronger today than it was at the onset of the 2008 financial crisis, and we do not see strong evidence for a dramatic downturn in the economy.  However, we continue to expect below-trend global economic growth and above-average valuation in the stock market might act as a drag on expected returns from stocks for several years to come.

Even so, we see attractive investment opportunities in selective parts of the stock market.  Our strategy for the Fund continues to reflect a “barbell” approach with high quality “blue chip” stocks on one end and growth companies tied to the expansion of the mobile internet on the other.  This combination should provide stable earnings and attractive dividends from the blue chip portion of the portfolio, and long-term appreciation potential from the stocks that are tethered to the mobile internet.  We also ended the second quarter with 9.3% of the Fund in cash reserves, which we can deploy as opportunities present themselves.

CAPITAL ADVISORS GROWTH FUND

UPDATE ON THE MOBILE INTERNET INNOVATION LIFECYCLE

We remain enthusiastic about opportunities in the “mobile internet” (i.e. “smart phones” and other “connected” devices).  Despite our expectation for paltry 1% to 3% economic growth in the coming years we expect growth in the mobile internet space could be up to 10-times more robust.  We believe the mobile internet may represent one of the largest investment opportunities in decades as its global reach could eventually touch the majority of the global population.  Capital Advisors expects the expansion of the mobile internet could evolve faster than previous technology cycles, and we see the potential for significant wealth being created by companies that carve out leading positions during the transformation.

If the mobile internet evolves like past technology cycles it could be a 10 billion unit industry at maturity.  By comparison, the emergence of the mainframe in the 1960s was a one million unit technology cycle.  Mini-computing in the 1970s produced a 10 million unit industry.  The personal computer cycle was a 100 million unit development in the 1980s, and the desktop internet connected one billion devices during the 1990s and early 2000s.  Now comes the fifth major technology cycle – the mobile internet – with the potential to reach 10 billion connected devices over the next several years if past patterns hold.

Despite substantial growth in recent years the mobile internet may just now be entering the “sweet spot” of its growth curve where the market transitions from early adopters to mass consumption.  We base this expectation on the estimated 20% penetration rate for third-generation (3G) mobile devices as a percentage of total devices worldwide.  Looking at past technology cycles the transition from early adopters to mass consumption has frequently taken off at around the 20% penetration point for the new product or service.

Recent data suggests that adoption of the mobile internet is ramping faster than any previous technology cycle.  The International Data Corporation (IDC), which is a premier research firm in the technology sector, is projecting smart phone sales could grow at a 23% annual rate between 2009 and 2014.  For this year alone the IDC expects the segment to grow 44% to 250 million units.  It is noteworthy that these estimates exclude “other” connected devices like tablets (iPad, Kindle), netbooks, and others.

We are particularly enthusiastic about investing in the mobile internet because the leading stocks in the sector do not command a premium valuation, in our opinion…yet?  Surprisingly, many of the companies that seem well positioned to participate in the growth of the mobile internet are among the strongest companies in the marketplace today from a growth rate and balance sheet perspective, yet, as of this writing, the stocks still trade at the low end of their historical valuation range.

CAPITAL ADVISORS GROWTH FUND

For example, Apple stock recently traded at a forward P/E ratio of 15.6 based upon consensus earnings estimates for the fiscal year ending September 2011.  While this valuation is attractive in its own right, it looks even better if you back out the net cash on Apple’s balance sheet of $44.68 per share (i.e. cash and liquid investments on Apple’s balance sheet, minus debt, totals $44.68 per share).  Adjusted for net cash investors are only paying 12.8 times forward earnings to own a company that seems among the best positioned in the world to participate in the global adoption of the mobile internet.

Valuation dynamics are similar for Google (forward P/E of 12.6 net of $83-per-share cash); Qualcomm (forward P/E of 9.7 net of $10.85-per-share net cash); Broadcom (forward P/E of 13.8 net of $4.47-per-share cash); and Marvell Technologies (forward P/E of 8.0 net of $3.05-per-share cash)¹.  Investors can also buy two of the world’s largest wireless network service providers – AT&T and Vodafone – at a forward earnings multiple around 10 and a dividend yield over 6% for both stocks.  Combined, this basket of stocks provides access to the leading providers of mobile devices, operating systems, networks, semiconductors, and network equipment involved with the build-out and adoption of the mobile internet worldwide.

One position we sold from the Fund during the second quarter was Sybase.  We sold the stock due to an acquisition where we received a large premium to our purchase price.  On May 10th, SAP announced a merger agreement to acquire Sybase for $65 per share.  This represented a 56% premium to Sybase’s closing price of $41.26 on May 9th.  We expect to see a number of acquisitions in this space in the coming years, including possible combinations with companies in our portfolios.  The most likely targets to be acquired may be Marvell and Broadcom, in our opinion, although such speculation plays little role in our investment thesis for both stocks.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2010 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Apple, Inc.	3,400	206.45	251.53	4.6
Vodafone Group	40,680	20.47	20.67	4.5
Total ADR	16,500	48.72	44.64	4.0
Wal-Mart	12,630	49.84	48.07	3.3
Google	1,360	366.23	444.95	3.3
AT&T	24,860	25.50	24.19	3.2
Procter & Gamble	10,000	62.10	59.98	3.2
Applied Materials	48,100	13.34	12.02	3.1
Intel	29,190	19.61	19.45	3.1
Clorox Company	8,300	61.52	62.16	2.8

CAPITAL ADVISORS GROWTH FUND

Of the 36 common stocks held by the Fund as of June 30, 2010, the 10 largest holdings represented 38.8% of total assets.  The Fund held 9.3% of its assets in interest bearing cash reserves as of June 30, 2010.

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Periods Ending June 30, 2010

		Russell 1000
	Fund	Growth	S&P 500
6-Months	-5.74	-7.65	-6.65
12-Months	9.48	13.62	14.43
3-Years	-5.68	-6.91	-9.81
5-Years	1.43	0.38	-0.79
10-Years	-3.99	-5.14	-1.59
Inception (12-31-99)	-2.99	-4.53	-1.55

Net Expense Ratio: 1.40%^   Gross Expense Ratio 2.00%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 30, 2011 to ensure that the Net Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets of the Fund.

IN SUMMARY…

Fiscal restraint and consumer de-leveraging throughout the developed economies of the world seems likely to keep a lid on global economic progress for several years to come.  Sluggish economic growth implies lower returns in the asset markets as well.  Blue chip stocks with attractive dividends represent a kind of “bird-in-hand” in this environment where an annual dividend yield of 4% or more might represent over half of the expected return from stocks as an asset class for the foreseeable future.  For

CAPITAL ADVISORS GROWTH FUND

capital appreciation in the stock market we hope to participate in the long-term growth of the mobile internet.  We believe well positioned companies in the mobile internet sector can grow revenues and earnings regardless of overall economic conditions, and valuation levels for many stocks in this sector are not demanding.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
President & CEO,	Capital Advisors, Inc.
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

CAPITAL ADVISORS GROWTH FUND

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 08/10

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10 – 6/30/10).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/10	6/30/10	1/1/10 – 6/30/10*

Actual	$1,000.00	$942.60	$6.02

Hypothetical (5% return	$1,000.00	$1,017.80	$7.05
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares	COMMON STOCKS - 90.46%	Value
	Agricultural Chemicals - 2.39%
9,600	Monsanto Co.	$443,712

	Application Software - 2.22%
17,890	Microsoft Corp.	411,649

	Biotechnology - 3.90%
24,400	Alnylam Pharmaceuticals, Inc.*	366,488
10,400	Gilead Sciences, Inc.*	356,512
		723,000
	Cleaning Products - 2.78%
8,300	Clorox Co.	515,928

	Conglomerates - 2.72%
34,960	General Electric Co.	504,123

	Credit Services - 2.30%
10,600	Capital One Financial Corp.	427,180

	Discount, Variety Stores - 3.27%
12,630	Wal-Mart Stores, Inc.	607,124

	Diversified Computer Systems - 2.44%
3,660	International Business Machines Corp.	451,937

	Diversified Utilities - 1.90%
9,280	Exelon Corp.	352,362

	Drug Manufacturers - 6.85%
9,520	Abbott Laboratories	445,346
8,100	Johnson & Johnson	478,386
7,160	Novartis AG - ADR	345,971
		1,269,703
	Drugs Wholesale - 2.39%
6,600	McKesson Corp.	443,256

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value
	Food - Diversified - 2.08%
13,800	Kraft Foods, Inc. - Class A	$386,400

	Home Improvement Stores - 2.76%
18,200	Home Depot, Inc.	510,874

	Independent Oil & Gas - 1.67%
8,600	Anadarko Petroleum Corp.	310,374

	Insurance Brokers - 2.24%
18,400	Marsh & McLennan Companies, Inc.	414,920

	Internet Information Provider - 3.26%
1,360	Google, Inc. - Class A*	605,132

	Major Integrated Oil & Gas - 3.97%
16,500	Total SA - ADR	736,560

	Medical Instruments and Supplies - 4.46%
8,800	Baxter International, Inc.	357,632
9,550	Thermo Fisher Scientific, Inc.*	468,427
		826,059
	Networking & Communication Devices - 2.24%
19,460	Cisco Systems, Inc.*	414,693

	Oil & Gas Pipeline - 2.54%
23,500	Spectra Energy Corp.	471,645

	Personal Computers - 4.61%
3,400	Apple, Inc.*	855,202

	Personal Products - 3.24%
10,000	Procter & Gamble Co.	599,800

	Regional Banks - 1.94%
10,630	State Street Corp.	359,507

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value
	Restaurants - 2.21%
10,510	Yum! Brands, Inc.	$410,310

	Semiconductor - Broad Line - 3.06%
29,190	Intel Corp.	567,745

	Semiconductor - Equipment & Materials - 3.12%
48,100	Applied Materials, Inc.	578,162

	Semiconductor - Integrated Circuits - 4.58%
8,100	Qualcomm, Inc.	266,004
9,800	Broadcom Corp. - Class A	323,106
16,500	Marvell Technology Group Ltd.*#	260,040
		849,150
	Semiconductor - Specialized - 1.54%
2,500	First Solar, Inc.*	284,575

	Telecommunication Services/Domestic - 7.78%
24,860	AT&T, Inc.	601,363
40,680	Vodafone Group Plc - ADR	840,856
		1,442,219
	Total Common Stocks (Cost $17,474,574)	16,773,301

	SHORT-TERM INVESTMENTS - 9.28%
1,720,339	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.04%†
	(Cost $1,720,339)	1,720,339
	Total Investments in Securities
	(Cost $19,194,913) - 99.74%	18,493,640
	Other Assets in Excess of Liabilities - 0.26%	47,911
	Net Assets - 100.00%	$18,541,551

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of June 30, 2010.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $19,194,913)	$18,493,640
Receivables
Dividends and interest	44,448
Fund shares sold	16,500
Prepaid expenses	16,521
Total assets	18,571,109

LIABILITIES
Payables
Fund shares redeemed	506
Due to advisor	2,472
Audit fees	9,025
Shareholder reporting	2,632
Transfer agent fees and expenses	3,410
Fund accounting fees	3,208
Distribution fees	3,965
Administration fees	3,172
Chief Compliance Officer fee	1,051
Accrued other expenses	117
Total liabilities	29,558

NET ASSETS	$18,541,551

Net asset value, offering and redemption price per share
[$18,541,551/1,282,143 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$14.46

COMPONENTS OF NET ASSETS
Paid-in capital	$24,540,617
Undistributed net investment income	119,716
Accumulated net realized loss on investments	(5,417,509)
Net unrealized depreciation on investments	(701,273)
Net assets	$18,541,551

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $8,838)	$245,343
Interest	397
Total income	245,740

Expenses
Advisory fees (Note 4)	75,615
Distribution fees (Note 5)	25,205
Administration fees (Note 4)	20,164
Fund accounting fees (Note 4)	11,106
Transfer agent fees and expenses (Note 4)	9,251
Audit fees	9,025
Registration fees	8,058
Legal fees	4,879
Chief Compliance Officer fee (Note 4)	3,470
Trustee fees	3,393
Shareholder reporting	2,982
Custody fees (Note 4)	2,331
Insurance	1,841
Miscellaneous fees	1,838
Total expenses	179,158
Less: advisory fee waiver (Note 4)	(53,133)
Net expenses	126,025
Net investment income	119,716

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	1,428,279
Net change in unrealized depreciation on investments	(2,633,686)
Net realized and unrealized loss on investments	(1,205,407)
Net Decrease in Net Assets
Resulting from Operations	$(1,085,691)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$119,716	$102,954
Net realized gain/(loss) from investments	1,428,279	(324,954)
Net change in unrealized
appreciation/(depreciation)
on investments	(2,633,686)	3,349,148
Net increase/(decrease) in net
assets resulting from operations	(1,085,691)	3,127,148

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(107,245)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in
net assets derived from net
change in outstanding shares (a)	(436,122)	4,811,166
Total increase/(decrease)
in net assets	(1,521,813)	7,831,069

NET ASSETS
Beginning of period	20,063,364	12,232,295
End of period	$18,541,551	$20,063,364
Includes undistributed net
investment income of:	$119,716	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	132,152	$2,042,166	617,399	$8,365,760
Shares issued in
reinvestment of
distributions	—	—	6,995	105,689
Shares redeemed*	(157,898)	(2,478,288)	(281,558)	(3,660,283)
Net increase/(decrease)	(25,746)	$(436,122)	342,836	$4,811,166

* Net of redemption fees of		$—		$5

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value,
beginning of period	$15.34		$12.68	$17.96	$15.90	$14.87	$14.11

Income from
investment operations:
Net investment
income/(loss)	0.09		0.09^	0.01	(0.03)	(0.06)	(0.12)
Net realized and unrealized
gain/(loss) on investments	(0.97)		2.65	(5.28)	2.09	1.09	0.88
Total from
investment operations	(0.88)		2.74	(5.27)	2.06	1.03	0.76

Less distributions:
From net
investment income	—		(0.08)	(0.01)	—	—	—
Total distributions	—		(0.08)	(0.01)	—	—	—

Redemption fees retained	—		0.00 ^#	0.00 ^#	—	—	—

Net asset value, end of period	$14.46		$15.34	$12.68	$17.96	$15.90	$14.87

Total return	-5.74	%**	21.64%	-29.35%	12.96%	6.93%	5.39%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$18,542		$20,063	$12,232	$15,428	$16,251	$16,759
Ratio of expenses to
average net assets:
Before expense waiver	1.78	%*	1.92%	2.11%	1.89%	1.88%	1.88%
After expense waiver	1.25	%*	1.32%†	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss
to average net assets:
Before expense waiver	0.66	%*	0.09%	(0.52%)	(0.54%)	(0.72%)	(1.18%)
After expense waiver	1.19	%*	0.69%	0.09%	(0.15%)	(0.34%)	(0.80%)
Portfolio turnover rate	47.29	%**	78.54%	83.95%	78.78%	72.95%	80.37%

*	Annualized
**	Not Annualized
^	Based on average shares outstanding.
#	Amount is less than $0.01.
†	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited)

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the six months ended June 30, 2010, the Fund did not hold any derivative instruments.

H.	Events Subsequent to the Fiscal Period End: The Fund is required to recognize in the financial statements the effects of all subsequent

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Basic Materials	$1,962,291	$—	$—	$1,962,291
Conglomerates	504,123	—	—	504,123
Consumer Goods	1,502,128	—	—	1,502,128
Financials	1,201,607	—	—	1,201,607
Healthcare	2,818,762	—	—	2,818,762
Services	1,971,564	—	—	1,971,564
Technology	6,460,464	—	—	6,460,464
Utilities	352,362	—	—	352,362
Total Equity	16,773,301	—	—	16,773,301
Short-Term Investments	1,720,339	—	—	1,720,339
Total Investments in Securities	$18,493,640	$—	$—	$18,493,640

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

New Accounting Pronouncement:  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2010, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2010, the Fund incurred $75,615 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2010,

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

the Advisor reduced its fees in the amount of $53,133; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $282,132 at June 30, 2010.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2010	$58,826
2011	79,941
2012	90,232
2013	53,133
$282,132

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended June 30, 2010, the Fund incurred $20,164 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended June 30, 2010, the Fund incurred $11,106, $5,950, and $2,331 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended June 30, 2010, the Fund was allocated $3,470 of the Chief Compliance Officer fee.

NOTE 5 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2010, the Fund paid the Distribution Coordinator $25,205.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,585,189 and $8,794,992, respectively.

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2010 and the year ended December 31, 2009 were as follows:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
Ordinary income	$ —	$107,245

As of December 31, 2009, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$18,559,415
Gross tax unrealized appreciation	2,249,562
Gross tax unrealized depreciation	(317,149)
Net tax unrealized appreciation	1,932,413
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/losses	(6,845,788)
Total accumulated earnings/(losses)	$(4,913,375)

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

At December 31, 2009, the Fund had a capital loss carryforward of $6,835,184 which expires as follows:

Year	Amount
2010	$5,043,096
2011	296,341
2016	162,105
2017	1,333,642
$6,835,184

At December 31, 2009, the Fund deferred, on a tax-basis, post-October losses of $10,604.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2010 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE SEMI-ANNUAL REPORT.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*_/s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   8/31/10

* Print the name and title of each signing officer under his or her signature.